Exhibit 99.2
Corporate Overview March 2024

2 Forward-looking statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Century Therapeutics: Building an industry-leading, next-generation allogeneic iPSC-derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo-EvasionTM technology in oncology and autoimmune and inflammatory diseases Well-capitalized into 2026 to enable delivery on key milestones and clinical data

Overview of Foundational Platform Technologies

5 Versatility and unprecedented control: Century’s next-generation allogeneic iPSC technology platform Iterative optimization of product functionality and manufacturability • Consistency • Yield • Fitness: No exhaustion Product design Manufacturing iPSC iT cell iNK cell Engineered iPSC MCB SINGLE CELL CLONING POST GENE EDITING AND CHARACTERIZATION DIFFERENTIATION • Allo-EvasionTM • Homeostasis/ persistence • Modulation of TME • Safety switch

Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates


Sequential selection steps
iPSC
bank
Multiple gene edits
(KO/KI)
iSPC Precision Engineering
Target locus
MAD7 CRISPR nuclease
Double-strand break
+
Donor DNA template
Site-specific insertion
CRISPR-mediated HDR (MAD 7)
Engineered iPSC
Master Cell Bank
(MCB)

Advantages of Century's Platform

Precise CRISPR mediated homology directed repair reduces off-target integration

Stepwise and efficient gene editing **avoids risky multiplex modification** and structural variants

Quality control through generation of homogenous MCB establishes genomic product **integrity**

Manufacturing begins at the MCB, confirmed to be **free from genetic aberrations**

CENTURY THERAPEUTICS 6

7 Allo-EvasionTM edits + repeat dosing = potential greater durability Potential to drive durable responses with engineering to resist immune rejection Next-wave of allogeneic cell therapies must solve for challenge of rejection With Allo-EvasionTM engineering Without Allo-EvasionTM engineering

8 Allo-EvasionTM designed to overcome major pathways of host vs. graft rejection Core edits disarm host cells from eliminating therapy 2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell HLA-G KI 1. Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells 2. Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells 3. Knock-in of HLA-E prevents killing by NK cells 4. Knock-in of HLA-G improves protection against killing by NK cells Allo-EvasionTM 1.0 Allo-EvasionTM 3.0

9 Foundational investments in iPSC manufacturing Established in-house manufacturing Developing fit-for-purpose products • Accelerates learnings and enables faster product iteration • 53,000 ft2 facility • Designed to produce multiple immune cell types • Two sites (FCDI GMP manufacturing, Century in-house manufacturing) provide optionality and maximizes flexibility • Increased process and product consistency • Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand • Increases in cell fitness, as cells do not undergo excessive expansion cycles which often result in cell exhaustion • Homogeneity of the manufacturing process produces a product candidate that can be readily characterized

Pipeline

11 Product iPSC Platform Targets Indications Discovery Preclinical Clinical Collaborator P1 P2 P3 CNTY-101 iNK CD19 B-Cell Malignancies Systemic Lupus Erythematosus CNTY-102 iT CD19 + CD22 B-Cell Malignancies CNTY-107 iT Nectin-4 Solid Tumors Programs in Collaboration CNTY-104 iNK/iT Multi-specific Acute Myeloid Leukemia CNTY-106 iNK/iT Multi-specific Multiple Myeloma Research Programs Discovery iNK/iT TBD Hematological/ Solid Tumors Solid Tumors Hematologic Tumors Autoimmune and Inflammatory Diseases Diversified pipeline Product candidates spanning cell platforms and targets in solid and hematologic cancers and autoimmune and inflammatory diseases

CNTY-101 Clinical Programs

13 CNTY-101: Differentiated next-gen CD19 targeted product Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19-targeted agent to test durability benefit of repeat dosing enabled by Allo-EvasionTM edits CNTY-101 Allo-EvasionTM edits HLA-I Knockout IL-15 HLA-II Knockout CD19 CAR HLA-E Safety Switch

14 CNTY-101 in relapsed/refractory B-cell lymphomas Aim: To deliver durable responses via repeat dosing facilitated by Allo-EvasionTM and extending the period of pharmacologic pressure on tumor cells R/R: Relapsed or Refractory, NHL: Non-Hodgkin Lymphoma, CAR-T: Chimeric Antigen Receptor T cell therapy Unmet need: Potential solution from Century’s platform: • Autologous CD19 CAR-T is curative in 40 percent of patients • Autologous CD19 CAR-T access is limited and/or can fail in manufacturing as quality is dependent on patient-derived starting material • Limited options and poor prognosis for patients who fail autologous CAR-T • Off-the-shelf product offers immediate access and consistency • Multiple doses to increase pharmacological pressure to increase durability • Host rejection addressed by Allo-EvasionTM edits

CNTY-101: ELiPSE-1 (NCT05336409) Phase 1 BOIN design

Inclusion:

- R/R CD19+ NHL
- Aggressive B cell lymphoma (DLBCL, tFL, high-grade B cell lymphoma, PMBCL, MCL, FL3B)
- High-risk indolent lymphoma

Endpoints:

- Primary: MTD based on DLTs; RP2R
- Key Secondary: Safety, tolerability, Efficacy (ORR, CRR, DoR), PK
- Exploratory: Feasibility of additional cycles, Allo-Evasion™



Patient enrollment
N=15 dose esc
N=20 expansion
LYMPHO-DEPLETION[1]
Initial Dose
28-DAY DLT PERIOD
RESPONSE ASSESSMENT
Additional Cycles[2]
First additional cycle: Lymphodepletion at investigator's discretion
No lymphodepletion for following cycles
Schedule A
Dose level 1: 100e6
Dose level 2: 300e6
Dose level 3: 1000e6
DAY 1
CNTY-101
IL-2 x 8 days
Schedule B
Dose level 2: 300e6
Dose level 3: 1000e6
DAY 1
DAY 8
DAY 15
CNTY-101
IL-2 x 22 days

[1] Standard lymphodepletion regimen: Fludarabine (30 mg/m2/d) and cyclophosphamide IV (300 mg/m2/d) for 3 days
[2] Subjects who are assessed as stable disease or better may receive additional cycles of CNTY-101
BOIN: Bayesian Optimal Interval, DLBCL: Diffuse large B cell lymphoma, tFL: Transformed follicular lymphoma, PMBCL: Primary mediastinal B-cell lymphoma, MCL: Mantle Cell Lymphoma, FL3B: Follicular lymphoma grade 3B, DLT: Dose-limiting toxicity, RP2R: Recommended Phase 2 regimen, ORR: Objective response rate, CRR: Complete response rate, DoR: Duration of response, PK: Pharmacokinetics, IL-2: Interleukin-2

CENTURY THERAPEUTICS 15

16 ELiPSE-1 initial data: Key takeaways Heavily pretreated and refractory patient population treated in first-in-human dose escalation trial Favorable safety profile; can be delivered in an outpatient setting Encouraging early efficacy signals at lowest dose levels • 2 patients achieving CR, including 1 patient with 6-month durable CR No evidence of Allo-rejection Initial data for CNTY-101 supports the potential for Allo-Evasion to enable a multi-dosing regimen without the need for continued lymphodepletion CR: Complete response

17 ELiPSE-1 enrolled heavily pretreated patients Baseline characteristics Patients treated 7 Median age (range) 68 (60-72) Prior therapy Median # of prior therapies (range) 4 (2-6) Prior CD-19-targeted CAR T-cell therapy 3 a (43%) Disease characteristics Aggressive histology 5 (71%) Refractory to last line of therapy 6 (86%) Elevated LDH at screening 5 (71%) Stage 4 (Dx | Screening) 5 (71%) | 7 (100%) Median baseline target lesion SPD (mm2 ) (range) 2044 (641-29716) Data cutoff date of November 13, 2023; represents data verified post data cut a. One additional subject had CAR T-cell manufacturing failure LDH: Lactate dehydrogenase, SPD: sum of the products of diameters

18 ELiPSE-1: Favorable initial safety profile *Data cutoff date of November 13, 2023; represents data verified post data cut a. CAR T manufacturing failure COHORT PATIENT DISEASE HISTORY TREATMENT SAFETY Indication Prior Lines Therapy Prior CAR T? Relapse or Refractory to Last Line Dose Cycles Completed DLTs CRS (Grade) ICANS CNTY-101 Related Gr3+ AE/SAE DOSE LEVEL 1 1 iFL 4 N Refractory 100 x 106 7 N N N N 2 DLBCL/tFL 4 Y Refractory 100 x 106 1 N N N N 3 DLBCL 2 Na Refractory 100 x 106 1 N N N N 4 DLBCL/tMZL 4 N Refractory 100 x 106 1 N Y(1) N Y DOSE LEVEL 2 5 MZL 4 N Refractory 300 x 106 2 N Y(2) N Y 6 DLBCL 4 Y Refractory 300 x 106 1 N N N N 7 DLBCL/tFL 6 Y Relapsed 300 x 106 1* N* N* N* N*

19 ELiPSE-1: Early evidence of anti-lymphoma activity at lowest dose levels *Data cutoff date of November 13, 2023; represents data verified post data cut a. CAR T manufacturing failure COHORT PATIENT DISEASE HISTORY TREATMENT SAFETY RESPONSE Indication Prior Lines Therapy Prior CAR T? Relapse or Refractory to Last Line Dose Cycles Completed DLTs CRS ICANS CNTY-101 Related Gr3+ AE/SAE Best Overall Response DOSE LEVEL 1 1 iFL 4 N Refractory 100 x 106 7 N N N N CR 2 DLBCL/tFL 4 Y Refractory 100 x 106 1 N N N N PD 3 DLBCL 2 Na Refractory 100 x 106 1 N N N N PD 4 DLBCL/tMZL 4 N Refractory 100 x 106 1 N Y N Y PD DOSE LEVEL 2 5 MZL 4 N Refractory 300 x 106 2 N Y N Y PR 6 DLBCL 4 Y Refractory 300 x 106 1 N N N N PD 7 DLBCL/tFL 6 Y Relapsed 300 x 106 1* N* N* N* N* CR*

20 ASH case study: Dose level 1 patient with 6-month durable complete response *Data cutoff date of November 13, 2023; represents data verified post data cut Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference Multiple Doses of CNTY-101, an iPSC-Derived Allogeneic CD19 Targeting CAR-NK Product, are Safe and Result in Tumor Microenvironment Changes Associated with Response: A Case Study Indu Ramachandran1 , Sarah Rothman1 , Mariano Clausi1 , Kile McFadden1 , Brenda Salantes1 , Gloria Jih1 , Thomas Brigman1 , Sam Kelly1 , Matthew S. Hall1 , Stephanie Yee1 , Iphigenia Koumenis1 , Poulomee Das1 , Jordan Briggs2 , Tori Braun2 , Ying Yuan3 , Elizabeth Devlin1 , Adrienne Farid1 , Nikolaus Trede1 , Tamara K. Moyo5 , Tahir Latif4, Krish Patel2 1Century Therapeutics, Philadelphia, PA 2Swedish Cancer Institute, Seattle, WA 3MD Anderson Cancer Center, Houston, TX 4Atrium Health Levine Cancer Institute, Charlotte, NC 5University of Cincinnati Medical Center, Cincinnati, OH Sex/Age: Female/63 Tumor Subtype: Follicular Lymphoma Dose/Schedule: 100e6 cells x 1 per cycle (Dose Level 1; Schedule A) Prior Therapy: • 4 prior lines of therapy including anti-CD20, bispecific, and investigational therapy • High-risk R/R - Relapsed within 12 months of starting R-CHOP Initial Dose lympho-depletion No IL-2 Additional Cycle 1 lympho-depletion IL-2 Additional Cycle 2 IL-2 Additional Cycle 3 IL-2 Additional Cycle 4 IL-2 Additional Cycle 5 IL-2 Additional Cycle 6 IL-2 IL-2: Subcutaneous 3e6 IU for 8 days, except for initial cycle No lymphodepletion

21 ASH case study: Favorable initial safety profile *Data cutoff date of November 13, 2023; represents data verified post data cut AC: Additional Cycle Ramachandran, et al. 2023 ASH Annual Conference • No DLTs, no CRS, no ICANS • No AEs related to CNTY-101 • Factors associated with CRS and neurotoxicity were not significantly elevated • Elevation in peripheral IL-2 is observed, coinciding with IL-2 administration With LD No LD

22 Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference ASH case study: Early evidence of anti-lymphoma activity with durable 6-month complete response Baseline Post-initial dose (Day 28)

23 ADCC CDC cfDNA: cell -free DNA, LD: lymphodepletion Ramachandran, et al. 2023 ASH Annual Conference ASH case study: CNTY -101 persists outside of circulation and humoral immunogenicity is not detected PK shows CNTY -101 cells traffic out of circulation shortly after infusion; consistent levels at 1-hour post-infusion are observed with and without LD CNTY-101 cells persist in tissues for at least three days as measured by cfDNA; consistent CNTY -101 cfDNA levels are observed with and without LD at Day 3 Anti -drug antibodies and functional humoral immune response against CNTY -101 are not detected (five cycles evaluated) Detectable signal [+] was determined to be significantly above negative controls using two sample Poisson test, p < 0.05; transgene copies detected in 1 mL of plasma is indicated

24 ASH case study: Intra-tumoral adaptive immune response observed following initial dose without IL-2 SCREEN CD8+ T cells Total Ki67+ CD8Ki67 CD8Ki67 Endogenous NK cells Total Ki67+ CD56Ki67 CD56Ki67 Secreting cells TNF-α IFN-γ 0 200 400 600 800 1000 Cells per mm2 CARTNFAIFNG CARTNFAIFNG DAY 8

Summary of ELiPSE-1 data

Heavily pretreated and refractory patient population treated in first-in-human dose escalation trial

Favorable safety profile; can be delivered in an outpatient setting

Encouraging early efficacy signals at lowest dose levels

- 2 patients achieving CR, including 1 patient with 6-month durable CR

No evidence of allo-rejection

Initial data for CNTY-101 supports the potential for Allo-Evasion™ to enable a multi-dosing regimen without the need for continued lymphodepletion

We believe CNTY-101's manageable initial safety profile, initial response data, and PK/PD supports advancing to higher doses to potentially deepen and prolong clinical response

Cohorts of 1 billion cells/1 monthly dose and 300 million/weekly x 3 doses are open; Additional clinical data expected in mid-2024

CENTURY THERAPEUTICS 25

Opportunity in systemic lupus erythematosus to improve long-term disease control

Estimated global prevalence of 3.4 million patients[1]

- Abnormal B cell function and autoantibody production are central to disease pathogenesis
- Major causes of morbidity and mortality involve multiple systems
  - Renal, CNS and cardiovascular involvement are major causes of morbidity and mortality

Despite approved treatments, significant unmet need remains

- Chronic treatment with broad-acting anti-inflammatory and immunosuppressives
- Current treatments fail to significantly impact morbidity in the moderate to severe population
- Treatment toxicity and disease flares remain common

Autologous anti-CD19 CAR T cell therapies have established a promising efficacy proof of concept in SLE[2]

- Challenges remain due to potential exposure to CRS and ICANS, product availability, and long-term risks including B-cell aplasia

1. *Tian J, et al. Ann Rheum Dis 2023;82:351–356* http://dx.doi.org/10.1136/ard-2022-223035
2. *Mackensen A, et al.. Nature Medicine 2022 28:10 (2124-2132)* https://doi.org/10.1038/s41591-022-02017-5

CNS: Central Nervous System, SLE: Systemic Lupus Erythematosus

CENTURY THERAPEUTICS 26

27 CNTY-101 aims to eliminate pathogenic B-cells in SLE leading to remission via repeat dosing facilitated by Allo-EvasionTM HDR: Homology-Directed Repair Aim: Safely provide immune reset with an immediately available therapy CNTY-101 has the potential to improve on current SLE treatments • Anti-CD19 CAR-iNK cells derived from an HDR precision-edited iPSC clone, including IL-15 cytokine support, a safety switch, and Allo-EvasionTM edits • Clonal, consistent, well-characterized product • Available off-the-shelf, without requiring patient apheresis, no manufacturing wait time • Favorable initial safety profile, allowing for outpatient treatment • Ability to be redosed without lymphodepletion, while avoiding allo-rejection based on initial data • Potential to enable B cell depletion and a reduction in auto-antibodies without prolonged B-cell aplasia

28 Isolated B cells or CD19+ target cells were co-cultured with CNTY-101 or primary CAR-T at several E:Ts in 96-well U bottom plates in NKCM with assay harvested at 24h. Assay plates were harvested and stained for Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations. CNTY-101 initial clinical data comparable to primary CAR-T cells at B-cell killing at 24 hours CNTY-101 cells show similar potency to primary CAR-T cells in preclinical comparison 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 Healthy Donor 1 % Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) CNTY-101 CAR-T (Donor 1) UTD (Donor 1) 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 100 Healthy Donor 2 % Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) CNTY-101 CAR-T (Donor 2) UTD (Donor 2) 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 Healthy Donor 3 % Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) CNTY-101 CAR-T (Donor 3) UTD (Donor 3) 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 SLE Donor 1 % Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 SLE Donor 2 % Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) 16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone 0 20 40 60 80 SLE Donor 3% Cytolysis (CTV- Dead Cells) E:T % Cytolysis (%Dead on CTV- Target Cells) CNTY-101 CAR-T (from Healthy Donor 1) CAR-T (from Healthy Donor 2) CAR-T (from Healthy Donor 3) UTD (from Healthy Donor 1) UTD (from Healthy Donor 2) UTD (from Healthy Donor 3) CNTY-101 & Autologous CAR-T on B Cells Isolated from Healthy Donors CNTY-101 & CAR-Ts from Healthy Donors on B Cells Isolated from SLE Patients

29 CNTY-101: Systemic lupus erythematosus Phase 1 study Inclusion: • Patients with moderate to severe SLE after 2+ standard immunosuppressive therapies Endpoints: • Key endpoints: Safety, SLE manifestations per SLEDAI, LLDAS, DORIS • Translational Endpoints: B-cell depletion, auto-antibody decline Trial planned to initiate in the first half of 2024; initial data expected by year-end 2024 Initial Dose Additional Cycle No lymphodepletion Schedule • Dose level 1: 300e6 • Dose level 2: 1000e6 LYMPHO- DEPLETION 28-DAY DLT PERIOD RESPONSE ASSESSMENT Patient Enrollment Up to N=26 101 DAY 1 DAY 8 101 101 DAY 15 101 DAY 1 DAY 8 101 101 DAY 15 RESPONSE ASSESSMENTs Months 2-12

30 MULTIPLE NEAR-TERM CATALYSTS CASH RESOURCES Advancing next-generation iPSC-derived allogeneic NK and T cell therapy candidates for the treatment of cancer and autoimmunity Phase 1 ELiPSE-1 trial of CNTY-101 in B-cell malignancies • Additional data expected in mid-2024 Phase 1 trial of CNTY-101 in SLE • IND clearance obtained • Initiation expected in 1H 2024 • Initial data expected by YE 2024 Cash runway into 2026 Ended 4Q23 with cash, cash equivalents, and investments of $261.8M Differentiated pipeline based on Allo-Evasion technology • Potential to overcome limitations of conventional allogeneic cell therapy Encouraging preliminary clinical data from Phase 1 trial of lead CAR iNK candidate CNTY-101 in R/R B-cell lymphomas • Well-tolerated with early evidence of anti-lymphoma activity, and supports the ability to re-dose without lymphodepletion Expanding into autoimmune and inflammatory indications • FDA cleared IND for CNTY-101 in systemic lupus erythematosus In-house manufacturing capabilities • Ability to accelerate learnings and enable faster product iteration

Discovery Programs

32 CNTY-102: Leveraging the γδ iT platform designed to deliver best-in-class potential Designed to address factors that limit durability of cell therapy in B-cell malignancies • γδ iT cells expand, persist, and traffic to lymphoid tissues leading to potentially sustained anti-tumor activity • Dual targeting designed to counter antigen escape relapse - a major limiting factor for durability of CD19 CAR T therapies • Armed with Allo-EvasionTM edits to enable repeat dosing to potentially deliver durable responses CNTY-102 HLA-II KO γδTCR/CD3 IL-15/IL15RA HLA-E HLA-G HLA-I KO CD19/CD22 loop CAR Allo-EvasionTM Illustrative construct

33 Challenges Century’s Solution Vision for winning in solid tumors with γδ iT platform CAR CD16 TCR Cytokine support Allo-Evasion TM Enhanced fitness Tracer TBD Trafficking and infiltration γδ iT cells – tissue homing TME/immunosuppressive environment Tumor heterogeneity Requirement for chemotherapy conditioning Novel conditioning regimens; genetic engineering Future engineering strategies Engage endogenous immunity; multi tumor targeting pathways

34 CNTY-107: First in class Nectin-4 targeted γδ iT cell therapy Leveraging the power of the γδ iT cell platform for solid tumors Nectin-4 has been validated by ADC approaches • Opportunity to address multiple Nectin-4 positive solid tumors — Potential indications include bladder, breast, pancreatic, non-small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers1 GD iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy • Intrinsic homing of GD iT cells to tissues and solid malignancies • Multi-tumor killing modalities to tackle heterogeneity 1. Cancer Res . 2016 May 15;76(10):3003-13 Tumor cell killing Allo-EvasionTM Cell Fitness Illustrative construct Nectin-4 CAR CD16 PET reporter gene TCR Cytokine support CNTY-107

35 Century Therapeutics: Building an industry-leading, next-generation allogeneic iPSC-derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo-EvasionTM technology in oncology and autoimmune and inflammatory diseases Well-capitalized into 2026 to enable delivery on key milestones and clinical data